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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): November 30, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-S7
                       (Exact name of the issuing entity)
                         Commission File Number of the
                         issuing entity: 333-132375-12

                                  CWHEQ, INC.
                          (Exact name of the depositor
                              as specified in its
                            charter) Commission File
                            Number of the depositor:
                                   333-132375

                          Countrywide Home Loans Inc.
            (Exact name of the sponsor as specified in its charter)


            Delaware                                    87-0698310
            --------                                    ----------
  (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
         of Incorporation)

             4500 Park Granada
          Calabasas, California                             91302
          ---------------------                             -----
     (Address of Principal Executive                     (Zip Code)
        Offices of the Depositor)

      The depositor's telephone number, including area code (818) 225-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Section 8 - Other Events

     Item 8.01 Other Events.
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          On November 30, 2006, Countrywide Home Loans, Inc. ("CHL") entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of November 30, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.1.

          On November 30, 2006, XL Capital Assurance Corporation issued a certificateguaranty insurance policy for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the "Certificate Insurance Policy"). The Certificate Insurance Policy is annexed hereto as
     Exhibit 99.2.

          On November 28, 2006, Old Republic Insurance Company issued a credit insurance policy (the "Credit Insurance Policy"). The Credit Insurance Policy is annexed hereto as Exhibit 99.3.

          On November 30, 2006, CHL entered into an Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of November 30, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates, Series 2006-S7 and Swiss Re Financial Products Corporation, as remaining party (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract (as defined below) to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.4.

          On November 30, 2006, CHL entered into an interest rate Corridor Contract (the "Corridor Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Confirmation"). The Confirmation is annexed hereto as Exhibit I to the Corridor Contract Assignment Agreement.

          [On January 30, 2006, the CWHEQ, Inc. (the "Company") entered into an
     Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS") and Bear Stearns Financial Party Inc., as counterparty. The Item 1115 Agreement is annexed hereto as
     Exhibit II to the Corridor Contract Assignment Agreement.]

          On November 30, 2006, the Company entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, CHL, as a seller, Park Granada LLC, as a seller, ("Park Granada") Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL,


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     Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans
     Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series 2006-S7. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.5.

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     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 15, 2006 and the Prospectus Supplement dated November 29, 2006 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2006-S7.



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Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.
          ------------------------------------------

          Not applicable.

     (b)  Pro forma financial information.
          --------------------------------

          Not applicable.

     (c)  Exhibits.
          ---------

     99.1 Corridor Contract Administration Agreement.

     99.2 Certificate Insurance Policy.

     99.3 Credit Insurance Policy.

     99.4 Corridor Contract Assignment Agreement.

          I.   Confirmation.

          II.  Item 1115 Agreement.

     99.5 Pooling and Servicing Agreement.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWHEQ, INC.



                                                  By: /s/Darren Bigby
                                                     ----------------
                                                        Name: Darren Bigby
                                                        Title: Vice President



Dated: December 14, 2006


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                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

99.1   Corridor Contract Administration Agreement                            7
99.2   Certificate Insurance Policy                                          8
99.3   Credit Insurance Policy                                               9
99.4   Corridor Contract Assignment Agreement                               10
       I.        Confirmation
       II.       Item 1115 Agreement
99.5   Pooling and Servicing Agreement                                      11